UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Maiden Lane, Fifth Floor

San Francisco, CA 94108

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On March 6, 2012, Deloitte & Touche LLP (“Deloitte”) was notified that the Audit Committee of the Board of Directors (the “Audit Committee”) of Terreno Realty Corporation (the “Company”) dismissed Deloitte as the Company’s independent registered public accounting firm, effective immediately.

Deloitte’s reports on the Company’s financial statements for the year ended December 31, 2011 and for the period from February 16, 2010 (commencement of operations) to December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2011, the period from February 16, 2010 (commencement of operations) to December 31, 2010 and the subsequent interim period through March 6, 2012, the Company did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during these periods, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The letter from Deloitte is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On March 6, 2012, the Audit Committee approved the engagement of Ernst & Young (“Ernst & Young”) as the Company’s Independent registered accounting firm for the year ending December 31, 2012.

During the year ended December 31, 2011, the period from February 16, 2010 (commencement of operations) to December 31, 2010, and through the subsequent period prior to engaging Ernst & Young, neither the Company nor anyone acting on its behalf consulted with Ernst & Young regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

16.1*	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 12, 2012.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: March 12, 2012	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title

16.1*	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 12, 2012.

*	Filed herewith